SUPPLEMENT dated August 14, 2017

to the PROSPECTUS dated February 1, 2017
of

Value Line Defensive Strategies Fund,

a series of Value Line Funds Investment Trust

The Prospectus, including any supplements thereto, dated February 1, 2017 (the “Prospectus”), for Value Line Defensive Strategies Fund (the “Fund”) is hereby revised as follows:

The Trustees of Value Line Funds Investment Trust have approved the liquidation and subsequent termination of the Fund.

In anticipation of the liquidation, no new shareholders will be eligible to invest in the Fund as of the date of this Prospectus Supplement. In connection with winding up the Fund’s affairs and liquidating all of its assets, the Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.

The liquidation is expected to be effective on or about September 13, 2017. Please contact 800-243-2729 or your broker for more information.